38th Annual J.P. Morgan Healthcare Conference Ludwig Hantson, Ph.D. Chief Executive Officer JANUARY 14, 2020 Katie with her mom Living with PNH

FORWARD LOOKING STATEMENTS 2 | DISCLOSURES RARE INSPIRATION. CHANGING LIVES. This presentation contains forward-looking statements, including statements related to: guidance regarding anticipated financial results for 2019 (and all of the assumptions and estimates related to such guidance); the strength of our business and continued growth; plans to expand the Company’s pipeline; Company’s goal of continuing to build on momentum as the year progresses; future plans for, and the timing for, the commencement of future clinical trials and the expected timing of the receipt of results of certain clinical trials and studies, including clinical programs for ULTOMIRIS in aHUS, NMOSD, HSCT-TMA, ALS, PPMS and a subcutaneous administration in PNH and aHUS and for ALXN1830 in WAIHA and gMG; potential benefits of current products and products under development and in clinical trials; plans for development programs with third parties including, Eidos, Affibody, Dicerna, Zealand, Stealth and Complement Pharma; the potential to treat a broad range of complement mediated diseases with the product to be developed with Zealand; the anticipated closing of the Achillion acquisition; and Alexion’s future clinical, regulatory, and commercial plans for ULTOMIRIS and other products and product candidates. Forward- looking statements are subject to factors that may cause Alexion’s results and plans to differ materially from those forward-looking statements, including for example: our dependence on sales from our principal product (SOLIRIS); our ability to facilitate the timely conversion from SOLIRIS to ULTOMIRIS; payer, physician and patient acceptance of ULTOMIRIS as an alternative to SOLIRIS; appropriate pricing for ULTOMIRIS; future competition from biosimilars and novel products; decisions of regulatory authorities regarding the adequacy of our research, marketing approval or material limitations on the marketing of our products; delays or failure of product candidates to obtain regulatory approval; delays or the inability to launch product candidates due to regulatory restrictions, anticipated expense or other matters; interruptions or failures in the manufacture and supply of our products and our product candidates; failure to satisfactorily address matters raised by the FDA and other regulatory agencies; results in early stage clinical trials may not be indicative of full results or results from later stage or larger clinical trials (or broader patient populations) and do not ensure regulatory approval; the possibility that results of clinical trials are not predictive of safety and efficacy and potency of our products (or we fail to adequately operate or manage our clinical trials) which could cause us to halt trials, delay or prevent us from making regulatory approval filings or result in denial of approval of our product candidates; unexpected delays in clinical trials; unexpected concerns that may arise from additional data or analysis obtained during clinical trials; future product improvements may not be realized due to expense or feasibility or other factors; uncertainty of long-term success in developing, licensing or acquiring other product candidates or additional indications for existing products; inability to complete planned acquisitions due to failure of regulatory approval or material changes in target or otherwise; inability to complete acquisitions and investments due to increased competition for technology; the possibility that current rates of adoption of our products are not sustained; the adequacy of our pharmacovigilance and drug safety reporting processes; failure to protect and enforce our data, intellectual property and proprietary rights and the risks and uncertainties relating to intellectual property claims, lawsuits and challenges against us (including intellectual property lawsuits relating to ULTOMIRIS brought by third parties against Alexion and inter partes review petitions submitted by third parties); the risk that third party payors (including governmental agencies) will not reimburse or continue to reimburse for the use of our products at acceptable rates or at all; failure to realize the benefits and potential of investments, collaborations, licenses and acquisitions; the possibility that expected tax benefits will not be realized; assessment of impact of recent accounting pronouncements; potential declines in sovereign credit ratings or sovereign defaults in countries where we sell our products; delay of collection or reduction in reimbursement due to adverse economic conditions or changes in government and private insurer regulations and approaches to reimbursement; uncertainties surrounding legal proceedings, company investigations and government investigations, including investigations of Alexion by the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Justice; the risk that estimates regarding the number of patients with PNH, aHUS, gMG, NMOSD, HPP and LAL-D and other future indications we are pursuing are inaccurate; the risks of changing foreign exchange rates; risks relating to the potential effects of the Company’s restructuring; risks related to the acquisition of companies and co-development and collaboration efforts; and a variety of other risks set forth from time to time in Alexion’s filings with the SEC, including but not limited to the risks discussed in Alexion’s Quarterly Report on Form 10-Q for the period ended September 30, 2019 and in our other filings with the SEC. Alexion disclaims any obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof, except when a duty arises under law. In addition to financial information prepared in accordance with GAAP, this presentation also contains non-GAAP financial measures that Alexion believes, when considered together with the GAAP information, provide investors and management with supplemental information relating to performance, trends and prospects that promote a more complete understanding of our operating results and financial position during different periods. The non-GAAP results exclude the impact of the following GAAP items (see reconciliation tables below for additional information): share-based compensation expense, fair value adjustment of inventory acquired, amortization of purchased intangible assets, changes in fair value of contingent consideration, restructuring and related expenses, upfront payments related to licenses and collaborations, acquired in-process research and development assets, impairment of intangible assets, change in value of strategic equity investments, litigation charges, gain or loss on sale of a business or asset and certain adjustments to income tax expense. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, the financial measures prepared and presented in accordance with GAAP, and should be reviewed in conjunction with the relevant GAAP financial measures. Please refer to the attached Reconciliations of GAAP to non-GAAP Financial Results and GAAP to non-GAAP 2019 Financial Guidance for explanations of the amounts adjusted to arrive at non-GAAP net income and non-GAAP earnings per share amounts for the three and nine month periods ended September 30, 2019 and 2018 and projected twelve months ending December 31, 2019. Amounts may not foot due to rounding.

3 | RARE INSPIRATION. CHANGING LIVES. OUR MISSION Serving patients and their families is our unwavering mission – they are our guiding star and they inspire us to continue to find answers. We act with integrity, urgency, and discipline because we know that lives are at stake. >7,000 Only 500 ~30M rare diseases rare diseases have patients diagnosed in identified approved therapies US, 50% are children Albie Living with LAL-D

LEADING IN RARE DISEASE 4 | LEADING IN RARE DISEASE RARE INSPIRATION. CHANGING LIVES. 19 Redefining 4 Clinical-stage Rare Transformative development Neurology Medicines programs planned for Ambition to treat Ambition for Treating 2020 4x continued U.S. Neurology 6 Ambition for Double-digit Rare Diseases patients 10 by 2025 Revenue launches by Growth 2023

FOUR TRANSFORMATIVE MEDICINES ACROSS SIX RARE DISEASES 5 | LEADING IN RARE DISEASE RARE INSPIRATION. CHANGING LIVES. ULTOMIRIS® SOLIRIS® STRENSIQ® KANUMA® (RAVULIZUMAB-CWVZ) (ECULIZUMAB) (ASFOTASE ALFA) (SEBELIPASE ALFA) FOR FOR FOR FOR PNH PNH HPP LAL-D aHUS aHUS gMG NMOSD

TRANSFORMED OUR DEVELOPMENT PORTFOLIO: 19 DEVELOPMENT PROGRAMS PLANNED ACROSS 10 ASSETS

ALEXION®

6 | LEADING IN RARE DISEASE

RARE INSPIRATION. CHANGING LIVES.


PHASE 1
PHASE 2
PHASE 3
ULTOMIRIS®
ULTOMIRIS SC QW
ULTOMIRIS IV (gMG)
ULTOMIRIS IV (NMOSD)
ULTOMIRIS IV (ALS)
ULTOMIRIS IV (PPMS)
ULTOMIRIS IV (HSCT-TMA)
ULTOMIRIS IV (CM-TMA)
NEW
ALXN1810
ALXN1810 Renal Basket
NEW
ALXN1720
ALXN1720 (Anti-C5 Bi-specific)
ALXN1840
ALXN1840 (WTX101)
ALXN1830
ALXN1830 (WAIHA - FcRn)
ALXN1830 SC (gMG - FcRn)
ABY-039
ABY-039 (Affibody - FcRn)
CAEL-101
CAEL-101[1] (AL Amyloidosis)
AG10
AG10 (ATTR) Japan[3]
Danicopan
Danicopan[2] (PNH with EVH)
Danicopan[2] (C3G)
ACH-5228
ACH-5228 (PNH)[2]
ACH-5228 (Additional Indications)[3]
Pending Transaction Close
Hematology
Nephrology
Metabolics
Neurology
Cardiology
Other/TBD

1. Structured as an option to acquire
2. Subject to transaction closure
3. Exclusive license to develop and commercialize in Japan

2025 AMBITION: 4X EXPANSION OF TREATED U.S. NEUROLOGY PATIENTS WITH SOLIRIS AND ULTOMIRIS 7 | LEADING IN RARE DISEASE RARE INSPIRATION. CHANGING LIVES. SOLIRIS Neurology Patients in U.S. 1,885 1,530 1,193 968 788 560 375 194 43 31-Dec-17 31-Mar-18 30-Jun-18 30-Sep-18 31-Dec-18 31-Mar-19 30-Jun-19 30-Sep-19 31-Dec-19 In Less Than 2 Years, Neurology has Grown to be Largest Franchise by Patient Volume

STRONG FINANCIAL EXECUTION WITH AMBITION TO MAINTAIN DOUBLE-DIGIT REVENUE GROWTH 8 | LEADING IN RARE DISEASE RARE INSPIRATION. CHANGING LIVES. Total Quarterly Revenues (M) Quarterly EPS ($/sh) $2.79 $2.64 $1,263 $1,203 $2.39 $1,129 $1,140 $2.14 $2.07 $2.02 $1,045 $1,027 $1.68 $931 $1.48 $910 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Achieved >20% Top-line Revenue Growth FY2019 vs. FY2018* *Top-line revenue growth is based on preliminary financial results for the year ended December 31, 2019 and is subject to further review and adjustment

Clear Strategy for Value Creation 2020 and Beyond

CLEAR STRATEGY FOR VALUE CREATION 10 | VALUE CREATION STRATEGY RARE INSPIRATION. CHANGING LIVES. AIRA VICTOR TRENDY BROTHERS MONIKA LIVING WITH HPP LIVING WITH PNH LIVING WITH LAL-D LIVING WITH gMG LEAD EXPAND DIVERSIFY  ULTOMIRIS is the market  Expanding the C5 Franchise  Strong FCF and low leader in PNH* beyond base business leverage ratio provide BD capacity  Continued facilitated  Neurology is largest conversion to ULTOMIRIS in franchise by patient volume  Additional opportunities aHUS in U.S. with internal R&D efforts *In previously characterized top three geographies (US, Germany, Japan)

ULTOMIRIS IS THE MARKET LEADER

ULTOMIRIS IS MARKET LEADER IN PNH* 12 | ULTOMIRIS IS THE MARKET LEADER RARE INSPIRATION. CHANGING LIVES. ULTOMIRIS PNH/aHUS Revenues QW SubQ $339 * * $170 * * $54 $90 $25 1Q19 2Q19 3Q19 4Q19 2019 2020 2021 Illustrative; Not To Scale Reported PNH Conversion Jan 31, Feb 27, Mar 19, Apr 24, Jul 22, Oct 21, Nov 19, Dec 3, Jan 10, 2019 2019 2019 2019 2019 2019 2019 2019 2020 • Largest PNH studies representative of real-world 3% 8% 14% 22% 40% 51% - 56% 59% patient population - - - - - 45% 50% 56% 60% • Unique value proposition supported by patient - - - - - 15% 28% 35% 44% preference for Q8W infusion Similar Best-in-class aHUS Conversion Ambition; EU launch anticipated 1H2020 *In previously characterized top three geographies (US, Germany, Japan) * *ULTOMIRIS revenues based on preliminary financial results for the year ended December 31, 2019 and is subject to further review and adjustment

ULTOMIRIS: CONTINUING PATIENT-CENTERED INNOVATION

ALEXION

13 | ULTOMIRIS IS THE MARKET LEADER

RARE INSPIRATION. CHANGING LIVES.


2020: 100mg/mL Launch[1]
2022: IV/SubQ gMG/NMOSD Launch[1]
2021: QW SubQ PNH/aHUS Launch[1]

ULTOMIRIS: 100mg/mL High Concentration

- Innovation aligned with patient preference for shorter infusion times
- Reduces infusion time by >50% to ~45 minutes
- Potential 2020 approval and launch

ULTOMIRIS: Once-weekly Subcutaneous

- Commercially validated, patient-friendly device
- Once-weekly infusion provides consistency for patients
- Phase 3 core data read-out 2Q2020; Potential 2021 Launch in PNH and aHUS
- Pursuing SubQ bridging strategy in gMG and NMOSD

Provides self-administration option for subset of patients indicating preference for SubQ administration



West SMARTDOSE

Low volume (7mL)

On-body device

10 minute infusion

Patients preferring SubQ administration seek **control** over disease, **comfort** in reliability of treatment regimen and **confidence** in treatment's consistent efficacy and safety

[1] Subject to approval of regulatory agencies

EXPANDING OUR C5 FRANCHISE

TRANSFORMED OUR DEVELOPMENT PORTFOLIO: EXPANDING OUR C5 FRANCHISE

ALEXION®

15 | EXPANDING OUR C5 FRANCHISE RARE INSPIRATION. CHANGING LIVES.


PHASE 1
PHASE 2
PHASE 3
ULTOMIRIS®
ULTOMIRIS SC QW
ULTOMIRIS IV (gMG)
ULTOMIRIS IV (NMOSD)
ULTOMIRIS IV (ALS)
ULTOMIRIS IV (PPMS)
ULTOMIRIS IV (HSCT-TMA)
ULTOMIRIS IV (CM-TMA) NEW
ALXN1810
ALXN1810 Renal Basket NEW
ALXN1720
ALXN1720 (Anti-C5 Bi-specific)
ALXN1840
ALXN1840 (WTX101)
ALXN1830
ALXN1830 (WAIHA - FcRn)
ALXN1830 SC (gMG - FcRn)
ABY-039
ABY-039 (Affibody - FcRn)
CAEL-101
CAEL-101[1] (AL Amyloidosis)
AG10
AG10 (ATTR) Japan [3]
Danicopan
Danicopan[2] (PNH with EVH)
Danicopan[2] (C3G)
ACH-5228
ACH-5228 (PNH)[2]
ACH-5228 (Additional Indications)[2]
Pending Transaction Close
Hematology
Nephrology
Metabolics
Neurology
Cardiology
Other/TBD

1. Structured as an option to acquire
2. Subject to transaction closure
3. Exclusive license to develop and commercialize in Japan

STRONG PRODUCT PROFILE WITH SIGNIFICANT MARKET EXPANSION OPPORTUNITY 16 | EXPANDING OUR C5 FRANCHISE RARE INSPIRATION. CHANGING LIVES. ULTOMIRIS and FcRn Assets Further Expand NMOSD Phase 3 PREVENT study results shows 98% of gMG Target Population patients relapse free at 48 weeks Proportion Relapse Free Relapse Proportion 48 weeks Time in Study Period (weeks) P < 0.001 Ambition to treat 4x Neurology Patients with SOLIRIS and ULTOMIRIS by 2025 in the U.S.

EXPANDING BEYOND PNH/AHUS WITH ULTOMIRIS AND INNOVATIVE C5 PROGRAMS

ALEXION

17 | EXPANDING OUR C5 FRANCHISE

RARE INSPIRATION. CHANGING LIVES.

Current Portfolio Focus

gMG	• SOLIRIS gMG fastest growing indication in Q3 • ULTOMIRIS Ph3 gMG program underway; similar best-in-class conversion ambition
NMOSD	• SOLIRIS first therapy approved in NMOSD • Japan approval in November 2019; launch underway • U.S. and Germany launches underway

Future Growth Opportunities

ALS	• Preclinical animal models, clinical biomarker data support terminal complement involvement • 15-20,000 patients in US, EU5, Japan • Ph3 study planned for 2020
HSCT-TMA	• Clinical evidence for effectiveness of SOLIRIS in HSCT-TMA • Estimated ~5,000 addressable patients
NEW **CM-TMA**	• Clinical evidence for effectiveness of SOLIRIS in CM-TMA • Estimated ~2,000 addressable patients
PPMS	• Elevated levels of C3 and C4 in PPMS at time of disease progression

Next Gen C5 Assets Provide Growth Opportunities in Neurology and Other Rare Diseases

ALXN1720
Novel bi-specific developed in-house

NEW – Renal Basket Study

ALXN1810
Novel formulation leveraging Halozyme PH20 technology

ALS IS A HIGH-RISK, HIGH-REWARD PROGRAM WITH COMPELLING SCIENTIFIC RATIONALE

18 | EXPANDING OUR C5 FRANCHISE

RARE INSPIRATION. CHANGING LIVES.

ULTOMIRIS ALS Phase 3 Trial Design

Plan to initiate Ph3 Study 1Q2020

Screening
Up to 4 weeks
(N≈350)

2:1 Randomization

Randomized controlled 50 weeks: ULTOMIRIS / PLACEBO

Open-label Extension 106 weeks: ULTOMIRIS / ULTOMIRIS

Primary Analysis
1° endpoint: Mean Δ ALSFRS-R score at Week 50

Role of Complement in ALS



PNS
CNS
Peripheral immune cells
Activated monocyte
Dying back mechanism
Imbalanced complement activation
C1q
C5b-9
CD55
CD59
Motor neuron
Muscle fiber
Neuromuscular junction
Imbalanced complement activation
Local complement biosynthesis
C3
C1q
Reactivated pruning
Activated microglia
Degenerating motor neuron

Source: Kjældgaard, A.-L., Molecular Immunology (2018), https://doi.org/10.1016/j.molimm.2018.06.007

Inappropriate activation of complement system plays a role in the pathogenesis of ALS

- ALS is a neurodegenerative disease characterized by motor neuron degeneration leading to progressive muscle weakness
- Scientific rationale supports potential role of complement, including **MAC deposition in ALS**
  - Elevated complement activation products in ALS serum and CSF
- Estimated **15-20K** addressable population in US, EU5, and Japan

ALXN1720: C5 INNOVATION FOCUSED ON BROAD, CHRONIC RARE DISEASE INDICATIONS

19 | EXPANDING OUR C5 FRANCHISE

RARE INSPIRATION. CHANGING LIVES.

ALXN1720: Tailor-Made for SC at Only 25 kDa


VL
VH
CH1
CH2
CH3
eculizumab
(150 kDa)
α-C5
α-Alb
ALXN 1720
(25 kDa)

ALXN1720 Continues Complement Leadership

- Bi-specific mini-body that binds and prevents activation of human C5
- Specifically designing for long-acting, small volume SubQ dosing:
  - **25 kDa size** (compared to ~150 kDa for most antibodies) with potential for auto-injector or pre-filled syringe
  - **Long half-life by binding to human serum albumin**

- **Ongoing Phase 1 SAD/MAD study (N=72)**
- Ability to **switch between current C5 therapies** without immunogenicity issues and **combine with FcRn therapies** without reduction of half-life
- Strategic indication selection ongoing for Ph2 trial; **Plan to initiate PoC study 1H2021**
- **Ideally suited for new larger-population rare indications**

DIVERSIFYING BEYOND C5, EXPANDING OUR ADDRESSABLE PATIENT POPULATIONS

METABOLIC PORTFOLIO CONTINUES CONSISTENT GROWTH TRAJECTORY 21 | DIVERSIFYING BEYOND C5 RARE INSPIRATION. CHANGING LIVES. STRENSIQ for Hypophosphatasia (HPP) ~$700 • Launched and Reimbursed in 7 countries $567 • Improving patient diagnosis with Caliper Initiative $405 $239 KANUMA for Lysosomal Acid Lipase Deficiency (LAL-D) • Improving funding agreements and securing access 2016 2017 2018 2019* • Launched and Reimbursed in 9 countries * Revenues based on preliminary financial results for the year ended December 31, 2019 and is subject to further review and adjustment

TRANSFORMED OUR DEVELOPMENT PORTFOLIO: DIVERSIFYING BEYOND C5

22 | DIVERSIFYING BEYOND C5 RARE INSPIRATION. CHANGING LIVES.

Program	Indication	Phase
ULTOMIRIS®	ULTOMIRIS SC QW	PHASE 3
ULTOMIRIS®	ULTOMIRIS IV (gMG)	PHASE 3
ULTOMIRIS®	ULTOMIRIS IV (NMOSD)	PHASE 3
ULTOMIRIS®	ULTOMIRIS IV (ALS)	PHASE 3
ULTOMIRIS®	ULTOMIRIS IV (PPMS)	PHASE 1
ULTOMIRIS®	ULTOMIRIS IV (HSCT-TMA)	PHASE 3
ULTOMIRIS®	ULTOMIRIS IV (CM-TMA) NEW	PHASE 3
ALXN1810	ALXN1810 Renal Basket NEW	PHASE 1
ALXN1720	ALXN1720 (Anti-C5 Bispecific)	PHASE 1
ALXN1840	ALXN1840 (WTX101)	PHASE 3
ALXN1830	ALXN1830 (WAIHA - FcRn)	PHASE 2
ALXN1830	ALXN1830 SC (gMG - FcRn)	PHASE 2
ABY-039	ABY-039 (Affibody - FcRn)	PHASE 1
CAEL-101	CAEL-101[1] (AL Amyloidosis)	PHASE 3
AG10	AG10 (ATTR) Japan[3]	PHASE 3
Danicopan	Danicopan[2] (PNH with EVH)	PHASE 2 — *Pending Transaction Close*
Danicopan	Danicopan[2] (C3G)	PHASE 2 — *Pending Transaction Close*
ACH-5228	ACH-5228 (PNH)[2]	PHASE 2 — *Pending Transaction Close*
ACH-5228	ACH-5228 (Additional Indications)[2]	PHASE 2 — *Pending Transaction Close*

Hematology | Nephrology | Metabolics | Neurology | Cardiology | Other/TBD

1. Structured as an option to acquire
2. Subject to transaction closure
3. Exclusive license to develop and commercialize in Japan

ALXN1840: OPPORTUNITY TO TRANSFORM STANDARD OF CARE IN WILSON DISEASE

23 | DIVERSIFYING BEYOND C5

RARE INSPIRATION. CHANGING LIVES.

Building Blocks for Strong Label at Launch


Oral, once-daily dosing
10,000 fold higher affinity for Cu
Rapid onset of action
Neuro-psych Exploratory Endpoints
New Commercial Assay Development
Liver Biopsy Study

ALXN1840 Blockbuster Potential

- Wilson disease is rare disorder characterized by copper accumulation in the liver, brain, and other organs
- Risk of cirrhosis or liver failure; other symptoms include fatigue, pain, swelling, confusion, psychosis and psychiatric disorders
- Need unaddressed by current chelators because of poor compliance and potential for neurological worsening
- **US and EU 10,000+ addressable patient population**
- **New development efforts improve diagnosis and strengthen label at launch:**
  - **Neuro-psych endpoints, Liver Biopsy Study, Commercial Assay**

2018
Alexion Acquires Wilson Therapeutics and Powers Ph3 Study for Superiority vs. SoC

1Q2020
Ph3 FoCuS Trial Enrollment Completion

1H2021
Potential Top Line Results

24 | DIVERSIFYING BEYOND C5
RARE INSPIRATION. CHANGING LIVES.

CAEL-101: POTENTIAL FOR FIRST TARGETED TREATMENT FOR AL AMYLOIDOSIS

CAEL-101 Phase 2/3 Program Design


Ph2 Dose Selection
Ph3 Twin RCT
Treatment Period – 52 Weeks
Mayo Stage IIIa
Mayo Stage IIIb

Primary Endpoint: Overall Survival
Secondary Endpoints: Patient Function, QoL, and Cardiac Imaging

- AL Amyloidosis caused by deposition of circulating misfolded immunoglobulin light chains resulting in severe organ damage
- **Median survival <18 months of diagnosis**
- **Affects >30,000 patients in the US and EU5**

- **Chemotherapeutic SoC – none yet approved – does not address underlying plaque deposits in organs**
- Heart and kidney most frequently affected

- **Proof of Concept in Phase 1a/b study** suggests potential for improved overall survival (93% at 18.6 months)

Alexion maintains option to acquire post-Ph3 data

ALXN1830 & ABY-039: DIFFERENTIATED FCRN PLATFORM

ALEXION®

25 | DIVERSIFYING BEYOND C5

RARE INSPIRATION. CHANGING LIVES.

ALXN1830



- Proof of concept established in Ph1b/2a
- High specificity to IgG
- No reduction in albumin observed
- Rapid onset of action

Generalized Myasthenia Gravis (gMG)

- Moving forward with SubQ formulation
- Targeted mild-to-moderate patients; majority of total 60-80,000 gMG patient population

Warm Autoimmune Hemolytic Anemia (WAIHA)

- Estimated 65K Patients in U.S.
- No approved treatment options

WAIHA		1H 2020	2H 2020
gMG	*ALXN1830 IV*	Ph2 →	Ph2 →
	ALXN1830 SC	SAD/MAD →	Ph2 →

ABY-039



- High affinity protein ligand
- Extended half-life due to albumin-binding domain
- Only 19kDa; optimized for SubQ dosing

Numerous Indication Opportunities in IgG-mediated Autoimmune Rare Diseases with Burdensome, Chronic SoC

SAD/MAD	1H 2020	2H 2020
ABY-039	SAD/MAD →

ACHILLION

ALEXION

26 | DIVERSIFYING BEYOND C5

RARE INSPIRATION. CHANGING LIVES.

ORAL FACTOR D PLATFORM LEVERAGES COMPLEMENT EXPERTISE

Top-Line Phase 2 Data Showed Meaningful Improvement in Hgb, Transfusion needs, FACIT-Fatigue

	Baseline N=11 Mean (SD)	Week 24 N=11 Mean (SD)
Lab Parameters		
Hgb (g/dL)	7.9 (1.42)	10.3 (1.66)
LDH (xULN)	1.06 (0.321)	1.04 (0.181)
Reticulocytes (10^9/µl)	219 (78.1)	135 (66.3)
Total bilirubin (mg/dL)	2.17 (1.118)	1.35 (0.798)
Direct bilirubin (mg/dL)	0.51 (0.220)	0.37 (0.207)
PNH red cell clone size (%)	54 (24.7)	84 (22.1)*
C3 fragment deposition on PNH RBCs (%)	30 (24.7)	8 (9.8)**
Quality of Life		
FACIT-Fatigue***	34 (14.1)	45 (8.2)

* N=7; for four patients, samples were out of stability range.

** N=8; pending results for 3 patients.

*** Scores based on the Functional Assessment of Chronic Illness Therapy Fatigue (FACIT) Fatigue Scale V4. Score range 0-52. A score of less than 30 indicates severe fatigue.

Source: Achillion

- Transfusion needs dramatically reduced with one patient receiving one transfusion during the trial, as compared to 34 transfusions (58 units) in 10 patients in the 6 months prior to screening

Potential Danicopan + C5 Inhibitor Combination: Convenient daily oral treatment for minority of PNH patients experiencing EVH

Factor D Platform with two clinical stage assets

Danicopan (ACH-4471)	ACH-5228
Oral TID Dosing	Oral BID Dosing
Ongoing Phase 2 in C3G	Potential best-in-class oral Factor D inhibitor
Planned Phase 3 in PNH with EVH	

Factor D is a critical control point for complement system's alternative pathway (AP)

Opportunity to treat range of rare diseases


Hematology
Neurology
Dermatology
ACHILLION
Factor D Platform
Opthalmology
Pulmonology
Nephrology
Gastroenterology

Note: Achillion acquisition subject to customary closing conditions, including receipt of approval from anti-trust authorities

DISCIPLINED BUSINESS DEVELOPMENT PROVIDES ADDITIONAL PORTFOLIO GROWTH OPPORTUNITIES 27 | DIVERSIFYING BEYOND C5 RARE INSPIRATION. CHANGING LIVES. Optimize Deal Structure to Minimize Risk Significant Capacity Remains For Future BD 1 4,000 Decreasing Leverage while Growing EBITDA Improved Leverage Ratio2 3,500 3.5x 3.1 3.0 2.9 3.0x 2.8 2.7 3,000 2.6 $Millions 2.3 2,500 2.5x 2.2 2.0 2.1 2.0 1.7 2,000 2.0x 1.7 1.5 1.3 1,500 1.5x 1.1 1.0 1.0 1,000 1.0x 500 0.5x 0 - Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18Q4 18 Q1 19 Q2 19 Q3 19 Debt EBITDA LTM 1EBITDA is a non-GAAP financial measure. Reconciliation of EBITDA to the most comparable GAAP measure provided in the company’s financial results for each quarter at www.ir.Alexion.com/events-and-presentations 2Leverage ratio is defined as Net Debt/LTM EBITDA. Net debt is defined as total debt less cash.

Continuing Momentum into 2020

VALUE CREATION STRATEGY FOCUSED ON LEADING IN PNH/AHUS, EXPANDING & DIVERSIFYING OUR BUSINESS BEYOND C5

ALEXION

29 | VISION TO 2020 & BEYOND

RARE INSPIRATION. CHANGING LIVES.

LEAD

SOLIRIS (eculizumab) injection for intravenous use

ULTOMIRIS (ravulizumab-cwvz) injection for intravenous use

C5 Franchise (PNH & aHUS)

EXPAND

ULTOMIRIS	• gMG • NMOSD • ALS • HSCT-TMA • PPMS • Others to be announced
Next Generation C5 Programs	• ALXN1720 • ALXN1810 • Weekly SC

DIVERSIFY

STRENSIQ®	• HPP
KANUMA®	• LAL-D
ALXN1840	• Wilson Disease
FcRn *ALXN1830, ABY-039*	• WAIHA, gMG • Rare autoimmune
CAEL-101[1]	• AL Amyloidosis
Eidos: AG10[3]	• ATTR
Achillion[2]: Factor D	• C3G • EVH in PNH • Other complement

Further Disciplined BD

Ambition to maintain double-digit revenue Growth and a focus on strategic capital deployment

1. Structured as an option to acquire
2. Subject to transaction closure
3. Exclusive license to develop and commercialize in Japan

CLEAR PATH TO VOLUME GROWTH IN CURRENT PORTFOLIO 30 | VISION TO 2020 & BEYOND RARE INSPIRATION. CHANGING LIVES. Targeted Patient Population New Indications • Wilson >50k • ALS patients • HSCT-TMA total • CM-TMA • Others Existing Neurology ~8k Business patients • gMG total • NMOSD Core Business • PNH • aHUS <6k patients each Metabolics • HPP • LAL-D Dec2019 '19 Dec2020 '20 Dec2021 '21 Dec2022 '22 Dec2023 '23 Dec.2024 '24 Dec.2025 '25 Illustrative: Not To Scale Conversion Drives Long-term Sustainability in Base Business; Additional Growth in Neurology and New Indication Opportunities

POSITIONED TO DELIVER ON OUR STRATEGY

ALEXION

31 | VISION TO 2020 & BEYOND RARE INSPIRATION. CHANGING LIVES.

1 TRANSFORMED R&D PORTFOLIO

- 19 development programs across 10 assets
- Disclosed plans for two new programs: ALXN1810 renal basket study and ULTOMIRIS CM-TMA

2 RARE DISEASE COMMERCIAL EXCELLENCE

- ULTOMIRIS is market leader in PNH (>50% Conversion in US, Germany)
- Ambition to make ULTOMIRIS market leader in aHUS
- 2025 Ambition: 4x expansion of gMG and NMOSD treated patient population in U.S.

3 STRONG FINANCIAL EXECUTION

- >20% top-line revenue growth FY2019 vs. FY2018[1]
- Focused on strategic capital deployment:
  - Optimized leverage ratio (~1.0x Net Debt/LTM EBITDA)[2,3]

4 CLEAR STRATEGY FOR VALUE CREATION

- **LEAD**: Establish ULTOMIRIS as market leader in PNH and aHUS
- **EXPAND**: Continued innovation in C5
- **DIVERSIFY**: Looking beyond C5 to expand our leadership in rare disease

[1] Top-line revenue growth is based on preliminary financial results for the year ended December 31, 2019 and is subject to further review and adjustment
[2] EBITDA is a non-GAAP financial measure. Reconciliation of EBITDA to the most comparable GAAP measure provided in the company's financial results for each quarter at www.ir.Alexion.com/events-and-presentations
[3] Leverage ratio is defined as Net Debt/LTM EBITDA. Net debt is defined as total debt less cash.

RARE INSPIRATION. CHANGING LIVES. JUSTICE CHELSEY SUE LIVING WITH aHUS LIVING WITH NMOSD LIVING WITH HPP MONIKA WITH HER HUSBAND LIVING WITH gMG

APPENDIX

FOCUS ON RARE DISEASE ASSETS TO EXPAND ADDRESSABLE PATIENT POPULATION

34 | VISION TO 2020 & BEYOND
RARE INSPIRATION. CHANGING LIVES.


~60-80,000
Mild/ Moderate
Refractory / severe
~10,000
~10,000
~35,000
<6,000
<6,000
<6,000
Rare >50K
Rare <6-50K
Ultra-rare <6K
PNH with clinical EVH
C3G
PNH
Wilson's disease
AL Amyloidosis
WAIHA
gMG
Other Indications
ACH-4471
ACH-5228
ALXN1840
CAEL-101
FcRN: ALXN1830, ABY-039
ACHILLION
WILSON THERAPEUTICS
CAELUM BIOSCIENCES
syntimmune
AFFIBODY
syntimmune
AFFIBODY
ACHILLION